Exhibit 10.1
Execution Version

THIRD AMENDMENT
THIRD AMENDMENT, dated as of March 13, 2023 (this “Amendment”), among Baxter International Inc., a Delaware corporation (the “Borrower”), the Banks party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement (as defined below).
W I T N E S S E T H
    WHEREAS, the Borrower, the financial institutions party thereto (the “Banks”) and the Administrative Agent are party to that certain Credit Agreement, dated as of September 30, 2021, as amended by that certain First Amendment, dated as of September 28, 2022, and that certain Second Amendment, dated as of September 28, 2022 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as further amended by this Amendment, the “Amended Credit Agreement”).
WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans to the Borrower;
WHEREAS, the Borrower wishes to effect certain amendments to the Credit Agreement in accordance with Section 11.01(a) of the Credit Agreement;
WHEREAS, the Banks party hereto constituting Majority Banks under the Credit Agreement, the Borrower and the Administrative Agent are willing to agree to the terms of this Amendment and the amendments to the Credit Agreement effected hereby; and
    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

ARTICLE 1.
AMENDMENTS TO THE CREDIT AGREEMENT
Section 8.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c) Net Leverage Ratio.
As of the last day of any fiscal quarter (commencing with fiscal quarter ending March 31, 2022), permit the Net Leverage Ratio on a pro forma basis for the applicable Test Period to be greater than the Net Leverage Ratio set forth in the table below:

Quarter Ending or Ended	Ratio
March 31, 2022	5.00 to 1.00
June 30, 2022	5.00 to 1.00
September 30, 2022	5.00 to 1.00
December 31, 2022	5.00 to 1.00
March 31, 2023	5.25 to 1.00
June 30, 2023	5.50 to 1.00
September 30, 2023	5.50 to 1.00
December 31, 2023	5.25 to 1.00
March 31, 2024	5.00 to 1.00
June 30, 2024	4.25 to 1.00
September 30, 2024	4.25 to 1.00
December 31, 2024	4.25 to 1.00
March 31, 2025	4.25 to 1.00
June 30, 2025 and thereafter	3.75 to 1.00

        provided, however, for any fiscal quarter ended after March 31, 2025, such Net Leverage Ratio shall be increased to 4.50 to 1.00 for each of the four fiscal quarters ending immediately following the consummation of any Material Acquisition.
ARTICLE 2.
REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Banks party hereto that:
( a)The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower’s charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower, except in the case of this clause (ii) where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Borrower and its Consolidated Subsidiaries (taken as a whole).
( b)The representations and warranties set forth in Article VII of the Amended Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein) immediately prior to and as of the Third Amendment Effective Date (as defined below) as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
( c)At the time of and immediately after giving effect to this Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.
ARTICLE 3.
CONDITIONS PRECEDENT
This Amendment shall become effective subject to the satisfaction of the following conditions (which occurred on the date hereof (such date, the “Third Amendment Effective Date”)):
( a)Executed Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from the Borrower and the Banks constituting the Majority Banks under the Credit Agreement.
( b)Officer’s Certificate. The Administrative Agent shall have received a certificate dated the Third Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower the accuracy of the representations and warranties set forth in Article 2 hereof.
( c)Fees and Expenses. The Borrower shall have paid all fees due and payable pursuant to that certain Fee Letter, dated as of February 28, 2023, among the Borrower and the Administrative Agent. All other costs, fees and expenses payable to the Administrative Agent (including, without limitation, legal fees and expenses) shall have been paid on or prior to the Third Amendment Effective Date, to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date.
( d)USA PATRIOT Act, Beneficial Ownership. The Administrative Agent and each requesting Bank shall have received, at least 3 Business Days prior to the Third Amendment Effective Date, all documentation and other information reasonably requested in writing by the Administrative Agent or such Bank, at least 5 Business Days prior to the Third Amendment Effective Date, about the Borrower that the Administrative Agent or such Bank reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and 31 C.F.R. § 1010.230.
ARTICLE 4.
GENERAL
( a)Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Event of Default, (b) to prejudice any right or rights which the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Amended Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Banks or Administrative Agent, or any of them, under or with respect to any such documents.

( b)Construction. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
( c)Acknowledgement and Reaffirmation. By its execution hereof, the Borrower hereby expressly agrees, with respect to each Loan Document to which it is a party that (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Amendment and (b) nothing contained in this Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document.
( d)Execution in Counterparts; Loan Document. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby, as the case may be, shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
( e)Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

( f)Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

( g)Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

( h)Incorporation by Reference. The provisions of Sections 11.04, 11.09 and 11.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BAXTER INTERNATIONAL INC.
By:    /s/ Karen Leets
Name: Karen Leets
Title: Senior Vice President and Treasurer
    [Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:    /s/ Gregory Thomas Martin
Name: Gregory Thomas Martin
Title: Executive Director
    [Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as
a Bank
By:    /s/ Gregory Thomas Martin
Name: Gregory Thomas Martin
Title: Executive Director
    [Signature Page to Third Amendment]

Wells Fargo, National Association, as
a Bank
By:    /s/ Andrea Chen
Name: Andrea Chen
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as
a Bank
By:    /s/ Michael West
Name: Michael West
Title: Senior Vice President

Citibank, N.A., as
a Bank
By:    /s/ Eugene Yermash
Name: Eugene Yermash
Title: Vice President
    [Signature Page to Third Amendment]

GAMSTAR US IV PTE LTD
By:    /s/ Chew Hai Jong
Name: Chew Hai Jong
Title: Managing Director, Investment Services Public Markets
By:    /s/ Toh Tze Meng
Name: Toh Tze Meng
Title: Senior Vice President, Investment Services Public Markets
    [Signature Page to Third Amendment]

The Bank of Nova Scotia, as
a Bank
By:    /s/ Robb Gass
Name: Robb Gass
Title: Managing Director
    [Signature Page to Third Amendment]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as
a Bank
By:    /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director
By:    /s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Managing Director
    [Signature Page to Third Amendment]

PNC BANK, NATIONAL ASSOCIATION, as
a Bank
By:    /s/ Donna Benson
Name: Donna Benson
Title: Assistant Vice President
    [Signature Page to Third Amendment]

SOCIETE GENERALE, as
a Bank
By:    /s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director
    [Signature Page to Third Amendment]

The Northern Trust Company, as
a Bank
By:    /s/ Lisa DeCristofaro
Name: Lisa DeCristofaro
Title: SVP
    [Signature Page to Third Amendment]

DBS BANK LTD., as
a Bank
By:    /s/ Kate Khoo
Name: Kate Khoo
Title: Vice President
    [Signature Page to Third Amendment]

National Westminster Bank plc, as
a Bank
By:    /s/ Jonathan Eady
Name: Jonathan Eady
Title: Director
    [Signature Page to Third Amendment]

ROYAL BANK OF CANADA, as a Bank
By:    /s/ Scott MacVicar
Name: Scott MacVicar
Title: Authorized Signatory
    [Signature Page to Third Amendment]

Fifth Third Bank, National Association, as
a Bank
By:    /s/ Andy Reidell
Name: Andy Reidell
Title: Executive Director
    [Signature Page to Third Amendment]

MIZUHO BANK, LTD., as
a Bank
By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director
    [Signature Page to Third Amendment]

MUFG BANK, LTD., as
a Bank
By:    /s/ Reema Sharma
Name: Reema Sharma
Title: Authorized Signatory
    [Signature Page to Third Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Bank
By:    /s/ Mike Tkach
Name: Mike Tkach
Title: Authorized Signatory
    [Signature Page to Third Amendment]

Agricultural Bank of China Limited, New York Branch, as a Bank
By:    /s/ Nelson Chou
Name: Nelson Chou
Title: Senior Vice President & Head of Corporate Banking
    [Signature Page to Third Amendment]

The Huntington National Bank, as
a Bank
By:    /s/ Joseph D. Hricovsky
Name: Joseph D. Hricovsky
Title: Senior Vice President
    [Signature Page to Third Amendment]

BANK OF THE PHILIPPINE ISLANDS, as
a Bank
By:    /s/ Maria Teresa Anna K. Lim
Name: Maria Teresa Anna K. Lim
Title: Senior Vice President and Division Head Multinationals and Sectors
By:    /s/ Ma. Bella T. Buensuceso
Name: Ma. Bella T. Buensuceso
Title: Vice President and Team Head, MNC2
    [Signature Page to Third Amendment]

First National Bank of Pennsylvania, as
a Lender
By:    /s/ David Diez
Name: David Diez
Title: Managing Director
    [Signature Page to Third Amendment]

Mediobanca International (Luxembourg) S.A., as
a Bank
By:    /s/ Alessandro Ragni
Name: Alessandro Ragni
Title: Chief Executive Officer
By:    /s/ Stefano Pierucci
Name: Stefano Pierucci
Title: Authorised Signatory

[Signature Page to Third Amendment]

MB Funding Lux S.A., as
a Bank
By:    /s/ Alessandro Ragni
Name: Alessandro Ragni
Title: Director
By:    /s/ Alessandro Linguanotto
Name: Alessandro Linguanotto
Title: Independent Director

[Signature Page to Third Amendment]

Citizens Bank, N.A., as a Bank
By:    /s/ Sarah Willett
Name: Sarah Willett
Title: Managing Director

[Signature Page to Third Amendment]

BARCLAYS BANK PLC, as
a Bank
By:    /s/ Edward Pan
Name: Edward Pan
Title: Vice President

[Signature Page to Third Amendment]

Sumitomo Mitsui Banking Corporation, as
a Bank
By:    /s/ Cindy Hwee
Name: Cindy Hwee
Title: Director

[Signature Page to Third Amendment]

HSBC Bank USA, National Association, as
a Bank
By:    /s/ Matthew Guarnaccia
Name: Matthew Guarnaccia
Title: Senior Vice President #23439

[Signature Page to Third Amendment]

BankUnited N.A. as
a Bank
By:    /s/ Blaise R. Heid
Name: Blaise R. Heid
Title: Practice Leader – Healthcare Banking

[Signature Page to Third Amendment]

FIRST HAWAIIAN BANK, as
a Bank
By:    /s/ Christopher Yasuma
Name: Christopher Yasuma
Title: Vice President

[Signature Page to Third Amendment]

AMERICAN SAVINGS BANK, F.S.B., as
a Bank
By:    /s/ Cyd Miyashiro
Name: Cyd Miyashiro
Title: First Vice President

[Signature Page to Third Amendment]

The Chiba Bank, Ltd., New York Branch, as
a Bank
By:    /s/ Dai Hioki
Name: Dai Hioki
Title: General Manager

[Signature Page to Third Amendment]